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EXHIBIT 10.1

                            SHARE EXCHANGE AGREEMENT

         AGREEMENT made as of the 3rd day of January, 2003, by and between Autocarbon, Inc., a Delaware corporation with an office at 136-M Tenth Street, Ramona, California 92063 ("AutoC"), and Autocarbon Limited, a UK registered company with an office at 26 Nailsworth Mills, Nailsworth, Gloucestershire, England GL6 0BS ("Autocarbon LTD") and James Millichap-Merrick, Gavin Hartland, Denis Potter, OSTS, S.A., J. Miller, Presco, Inc., Rennel Trading, Ron Murphy, Sebastian Reidl, Seth Scally, Kim Tate, Terry Hunt, Teo Montoya, Peter Moseley, Sir Jack Brabham, Robert Miller, M2 Education Fund, 3LP Assets and Advanced Resource Technologies (Millichap-Merrick, Hartland, Potter, OSTS, S.A., Miller, Presco, Inc., Rennel Trading, Murphy, Reidl, Scally, Tate, Hunt, Montoya, Moseley, Brabham, R. Miller, M2 Education Fund, 3LP Assets and Advanced Resource Technologies are hereinafter collectively referred to as the "Shareholders").

                                   WITNESSETH:

         WHEREAS, AutoC is authorized to issue 100,000,000 ordinary shares of $0.0001 par value, of which, 9,679,754 shares will be issued and outstanding on the Closing Date (as hereinafter defined);

         WHEREAS, the issued and authorized ordinary shares of Autocarbon LTD on the Closing Date (the "Autocarbon LTD Shares") will be owned beneficially and of record by the persons (the "Shareholders"), and in the amounts set forth on
EXHIBIT 4.19 hereto;

         WHEREAS, AutoC desires to acquire the Autocarbon LTD Shares in exchange for shares of AutoC common stock; and the Shareholders and Autocarbon LTD desire to exchange the Autocarbon LTD Shares for shares of AutoC common stock, in a transaction qualifying as a "tax free reorganization" as that term is used in the Internal Revenue Code of 1986; as amended, and otherwise meeting the requirements of Section 252 of the General Corporation Code of the State of Delaware and the laws of England & Wales (the "Exchange"); and

         WHEREAS, the Board of Directors of AutoC and Autocarbon LTD deem it advisable and in the best interests of each of AutoC and Autocarbon LTD and their respective shareholders to consummate the Exchange upon the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants and promises herein contained and upon the terms and conditions hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1.       THE EXCHANGE

1.1 Agreement to Exchange. Upon the terms and conditions herein set forth, at the Closing (as hereinafter defined), Autocarbon LTD and the Shareholders agree to deliver all of their right, title and interest in and to the Autocarbon LTD Shares to AutoC, free and clear of all liens, claims, pledges, restrictions, obligations, security interests and encumbrances of any kind, nature and description (collectively "Liens"), save and except only for Liens in favor of AutoC.


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1.2 Agreement to Acquire. Upon the terms and conditions herein set forth, at the
Closing, AutoC agrees to accept the Autocarbon LTD Shares and to issue to the Shareholders, in exchange for the Autocarbon LTD Shares, solely shares of AutoC common stock, $.0001 par value per share ("AutoC Common Stock").

2.       TERMS OF EXCHANGE

2.1 Rate of Exchange. The Autocarbon LTD Shares delivered at Closing shall be exchanged for an aggregate of 9,447,160 shares of AutoC Common Stock (the "AutoC Shares"), at the rate of 10 AutoC Shares for each of the Autocarbon LTD Shares (the "Exchange Ratio").

2.2 Registration of the AutoC Shares. The AutoC Shares issuable in the Exchange shall be registered in the name(s) of the Shareholder(s) and in the amounts set forth on EXHIBIT 4.19 hereto.

2.3 Status of AutoC Shares. The AutoC Shares will not be registered under the Securities Act of 1933, as amended (the "1933 Act") and may not be sold, transferred or otherwise disposed of except in compliance with the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act").

2.4 Restrictive Legends. Each Certificate evidencing any of the AutoC Shares shall bear the following or substantially similar legend:

         "The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended. These Shares have been acquired for investment purposes and not with a view to distribution or resale, and may not be sold, assigned, pledged, hypothecated or otherwise transferred without an effective Registration Statement for such Shares under the Securities Act of 1933, as amended, or an opinion of counsel to the effect that registration is not required under such Act."

2.6 Effective Date of the Exchange. The Exchange shall become effective when the Secretary of State of Delaware and the Registrar of Companies for England &Wales, respectively, file duly executed Certificates of Exchange pursuant to the provisions of their respective laws. AutoC and Autocarbon LTD agree to use their best efforts to cause such filings to occur as promptly as practicable following the Closing Date. As used herein, the term "Effective Date" shall mean the date upon which the Certificate of Exchange is filed by the Secretary of State of Delaware or theregistrar of Companies of England & Wales, whichever is the later to occur.

2.7 Effect of Exchange. From and after the Effective Date of the Exchange, ownership of the Autocarbon LTD Shares shall vest in AutoC, whether or not certificates evidencing the Autocarbon LTD Shares are surrendered for exchange, and AutoC shall be entitled to have new certificates evidencing the Autocarbon LTD Shares registered in its name or at its direction. From and after the Effective Date, certificates theretofore evidencing the Autocarbon LTD Shares shall evidence only the right to receive the AutoC Shares issuable upon exchange thereof.


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2.8 Directors and Officers. On the Effective Date and thereafter (until otherwise determined in accordance with the provisions of applicable law and the By-Laws of AutoC), the Board of Directors of AutoC shall consist of four directors, each of whom shall hold office until the next annual meeting of the shareholders of AutoC and until his or her successor shall have been duly elected or appointed and shall have qualified, or until his or her earlier death, resignation, or removal. The respective names and residence addresses of such four directors are as follows:

James Miller
28 Nailsworth Mills
Nailsworth Glos GL6 08S
United Kingdom

Kimberly Tate
14573 Rios Canyon Road
El Cajon, California 92021

Seth Scally
3969 Charles Street
La Mesa, California 91941

Terry Hunt
The Greenhouse
Church Road, Thurston
Bury St., Edmond Suffolk IP31 3RT
United Kingdom

On the Effective Date, the principal officers of AutoC, each of whom shall hold office until the next annual meeting of the Board of Directors of AutoC and until his or her successor shall have been duly elected or appointed and shall have qualified, or until his or her earlier death, resignation, or removal. The respective names, residence addresses, and offices shall be as follows:

James Miller
Chief Executive Officer and Chairman of the Board
28 Nailsworth Mills
Nailsworth Glos GL6 08S
United Kingdom

Kimberly Tate
Chief Financial Officer and Secretary
14573 Rios Canyon Road
El Cajon, California 92021



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Seth Scally
Vice-President
3969 Charles Street
La Mesa, California 91941

AutoC may have such other officers as shall be provided for in its By-Laws. If, on the Effective Date, a vacancy shall exist on the Board of Directors or in any of the offices above specified, by reason of the inability or failure of any of the above persons to accept the office to which he or she is designated, such vacancy may thereafter be filled in the manner provided by law or in the By-Laws of AutoC.

3.       CLOSING

3.1 Time and Place of Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on January 20, 2003, at 10:00 a.m., local time, at the offices of Sichenzia Ross Friedman Ference LLP in New York City, or, at such other date, hour or place as AutoC and Autocarbon LTD shall hereafter agree in writing, but in, no event later than November 30th, 2002 (the date the Closing occurs is herein referred to as the "Closing Date"). The Closing shall be effective as of 11:59 p.m. E.D.T. on the day immediately preceding the Closing Date, with all occurrences and transactions after that time being for the account of AutoC.

3.2 Deliveries by Autocarbon LTD. At the Closing, Autocarbon LTD shall use its best efforts to deliver to AutoC, certificates evidencing all of the Autocarbon LTD Shares, and, in addition, Autocarbon LTD shall deliver to AutoC the following:

         (a) the letters described in Section 8.1(j) hereof (or, in lieu thereof, such other information as shall be deemed necessary by AutoC in order to enable AutoC to comply with its obligations under Federal and state securities laws with respect to the Exchange and the transactions contemplated hereby), and all of the issued and outstanding shares of capital stock of each of the subsidiaries of Autocarbon LTD identified on EXHIBIT 4.1 hereto (each a "Subsidiary" or, collectively, the "Subsidiaries");

         (b) the Certificate described in Sections 8.1(a) and 8.1(b) hereof;

         (c) the legal opinion of counsel to Autocarbon Ltd which opinion shall be in form and substance which is acceptable to counsel for AutoC;

         (d) "Long Form" Good Standing Certificates of Autocarbon Ltd and each of the Subsidiaries, certified by the Company Secretary of Autocarbon Ltd and Good Standing Certificates certified by the Secretary of Autocarbon Ltd of each other jurisdiction in which Autocarbon LTD or any of the Subsidiaries transacts business; such Certificates to be of a date not more than 10 days prior to the Closing Date;


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         (e) copies of the Certificate of Incorporation of Autocarbon Ltd and
each of the Subsidiaries, including all amendments thereto, certified by the Registrar of companies, as of a date not more than 10 days prior to the Closing Date;

         (f) resolutions of Autocarbon LTD's Board of Directors, certified by the Secretary of Autocarbon Ltd as of the Closing Date, authorizing this Agreement and the transactions contemplated hereby;

         (g) copies of the By-Laws of Autocarbon LTD and each of the Subsidiaries, as amended, certified by the Secretary of Autocarbon LTD or each of the subsidiaries, as applicable, as of the Closing Date; and

         (h) Certificate of Incumbency of Autocarbon LTD as to each officer authorized to execute this Agreement and the documents to be delivered pursuant hereto.

3.3 Deliveries by AutoC. At the Closing, AutoC shall deliver the following:

         (a) the AutoC Shares, registered in the name(s) of the persons and in the amounts set forth on EXHIBIT 4.19 hereto, or in lieu thereof, instructions to AutoC's transfer agent, duly executed on behalf of AutoC, directing the issuance of the AutoC Shares, as aforesaid;

         (b) the Certificate described in Sections 8.2(a) and 8.2(b) hereof;

         (c) the legal opinion of counsel to AutoC, which opinion shall be in form and substance which is acceptable to counsel for Autocarbon LTD;

         (d) "Long Form" Good Standing Certificate of AutoC, certified by the Secretary of State of Arizona as of a date not more than 10 days prior to the Closing Date; and

         (e) Certificate of Incumbency of AutoC as to each officer authorized to execute this Agreement and the documents to be delivered pursuant hereto.

3.4 Additional Deliveries. At the Closing, AutoC and Autocarbon LTD shall execute and/or deliver the following:

         (a) a Delaware Certificate of Exchange, substantially in the form of
EXHIBIT 3.4(A) hereto; and

         (b) such other documents as may reasonably be deemed necessary in order to consummate the transactions contemplated hereby.

4. REPRESENTATIONS AND WARRANTIES OF AUTOCARBON LTD Autocarbon Ltd including each of the Subsidiaries, hereby represents and warrants to AutoC as follows:

4.1 Status. Autocarbon LTD and each of its Subsidiaries is, and at the Closing will be, a corporation duly organized, validly existing and in good standing under the laws of England & Wales, and qualified to transact business in each jurisdiction in which it is required to be qualified to do business in order to conduct its business operations. Autocarbon LTD is the record and beneficial owner of 100% of the issued and outstanding capital shares or membership interest of each of the Subsidiaries and, subject to security interests in favor of AutoC, owns such shares free and clear of all liens, claims, pledges, restrictions, obligations, security interests and encumbrances of any kind. Unless the context otherwise requires, Autocarbon LTD and its Subsidiaries are herein collectively referred to as "Autocarbon LTD". On the Closing Date, Autocarbon LTD will have no subsidiaries other than those identified on EXHIBIT
4.1 hereto.

4.2 Authority. Autocarbon LTD has, and at the Closing will have, all necessary corporate power and authority to enter into this Agreement and to perform the obligations to be performed by it hereunder. This Agreement is, and at the Closing will be, valid and legally binding upon Autocarbon LTD, enforceable in accordance with its terms, except only as may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not, and at the Closing will not, violate any law, or any rule or regulation of any administrative agency or any governmental body, or any order, writ, injunction or decree of any court, administrative agency or governmental body applicable to Autocarbon LTD, or the Certificate of Incorporation or By-Laws of Autocarbon LTD, as amended, or any indenture, loan agreement, contract or other instrument to which Autocarbon LTD is a party or by which Autocarbon LTD or any of its assets is bound.

4.3 Third Party Consents. No consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery of this Agreement or the consummation by Autocarbon LTD of any of the transactions contemplated hereby.

4.4 Title to Assets. Autocarbon LTD has, and at the Closing will have, good and marketable title to all of its assets, and except as set forth on EXHIBIT 4.4 hereto, at the Closing such assets will be free and clear of all liens, charges, security interests or other encumbrances except liens for current taxes not yet due.

4.5 Trade Names. Autocarbon LTD has no knowledge of facts which would adversely affect the validity enforceability and scope of any of the trade names used in conjunction with its business, each of which trade names is identified on
EXHIBIT 4.5 hereto (collectively, the "Trade Names"). None of the Trade Names, as presently used by Autocarbon LTD, infringes upon or otherwise violates any rights of any third party. Autocarbon LTD has not granted any licenses of the Trade Names. None of the Trade Names have been registered with the United States Patent and Trademark Office.

4.6 Condition of Assets. Autocarbon LTD's assets have been maintained for their respective intended purposes in the ordinary course of business and are in good condition and repair except for ordinary wear and tear; and the facilities leased in connection with Autocarbon LTD's business operations have been maintained in the ordinary course and no material expenditures are presently required for the repair and maintenance thereof.

4.7 Change in Assets. Since the date of the most recent of the Autocarbon LTD Financial Statements (as hereinafter defined) included in EXHIBIT 4.8 hereto, Autocarbon LTD has not disposed of any material portion of its assets, except in the usual and ordinary course of business as conducted prior to such date.

4.8 Financial Statements. EXHIBIT 4.8 contains the consolidated financial statements of Autocarbon LTD as at 22nd November 2002, (collectively; the "Autocarbon LTD Financial Statements"). The Autocarbon LTD Financial Statements include the assets, liabilities and results of operations of Autocarbon LTD for the periods indicated; are consistent with the books and records of Autocarbon LTD; were prepared in accordance with generally accepted accounting principles, prepared on a consistent basis throughout the periods indicated; and present fairly the consolidated financial position of Autocarbon LTD as of the dates thereof and the results of operations for the periods indicated.

4.9 Collectibility of Accounts. The accounts, notes and other receivables which are reflected on the Autocarbon LTD Financial Statements were acquired in the ordinary and regular course of business of Autocarbon LTD and are collectible in the ordinary course of business subject to the allowance for doubtful accounts on such financial statements.

4.10 Books and Records. Except with respect to taxes not yet assessed, the underlying books and records of Autocarbon LTD reflect all of the debts, liabilities and obligations of any nature (whether absolute, accrued or otherwise, and whether due or to become due) of Autocarbon LTD at the dates thereof. Autocarbon LTD has not given any guarantees of the obligations of any other person or entity except as specifically reflected in the Autocarbon LTD Financial Statements included in EXHIBIT 4.8 hereto.

4.11 Undisclosed Liabilities. As of the date of the latest Autocarbon LTD Financial Statements included in EXHIBIT 4.8 hereto, Autocarbon LTD had no liabilities of any nature, whether accrued, absolute, contingent, or otherwise; including without limitation, tax liabilities due or to become due, and whether incurred in respect of or measured by the income of Autocarbon LTD for any period prior to such date, or arising out of transactions entered into, or any state of facts existing, prior thereto, except as reflected in the Autocarbon LTD Financial Statements included in EXHIBIT 4.8 hereto. Autocarbon LTD does not know or have reasonable grounds to know of any basis for the assertion against Autocarbon LTD of any liability of any nature or in any amount not fully reflected or reserved against, except to the extent reflected in the Autocarbon LTD Financial Statements.

4.12 Litigation. Except as set forth on EXHIBIT 4.12, there is no litigation, action, suit or other proceeding pending or, to the best of Autocarbon LTD's knowledge, any material litigation, action, suit or other proceeding threatened against Autocarbon LTD relating to the business or the assets of Autocarbon LTD, or which could adversely affect the transactions contemplated by this Agreement.

4.13 Taxes. Autocarbon LTD and each of the Subsidiaries has duly filed all tax reports and returns (federal, state and local income, corporate, franchise and other) required by it to be filed. These returns and reports are true and correct in all material respects and all taxes due pursuant thereto have been paid. Copies of all such tax returns have been provided to AutoC. The provision for taxes shown in the Autocarbon LTD Financial Statements is adequate for taxes due or accrued as of the dates thereof. Autocarbon LTD has not received notice of any tax deficiency outstanding, proposed or assessed against it, nor has it executed any waiver of any statute of limitations on the assessment or collection of any tax. There are no tax liens upon, pending against, or to the best knowledge of Autocarbon LTD, threatened against any of the assets of Autocarbon LTD. Autocarbon LTD is current in its payment obligations for workers compensation and disability insurance, withholding and payroll taxes and other required payments in respect of its employees.

4.14 Compliance with Laws. The business of Autocarbon LTD is, and at the Closing will be, in compliance in all material respects with all laws, federal, state or local, and all provisions of all rules, and regulations of any federal agency, authority, board, commission, or the like, or any state or local government, or any authority, agency, board, commission, or the like having jurisdiction over such business; including those relating to environmental laws and regulations. Autocarbon LTD possesses all material licenses, permits and governmental approvals and authorizations, which are required to own its assets and conduct its business as heretofore conducted.

4.15 Material Agreements. Attached hereto as EXHIBIT 4.15 is a schedule of all written and oral contracts, leases and other agreements which are material to the business conducted by Autocarbon LTD. Copies of all such written contracts; leases and agreements have been. provided to AutoC. Except as indicated on
EXHIBIT 4.15, all such material contracts, leases and agreements permit the transactions contemplated by this Agreement without the consent of any other party, or, if such consent is required, the consent has been obtained or will be obtained prior to Closing. Except as set forth on EXHIBIT 4:15, all such material contracts, leases and agreements are in full force and binding upon the parties thereto, and no party thereto is in material default of any such agreements.

4.16 Environmental Matters. To the best of Autocarbon LTD's knowledge, there has not been, and is not occurring, any "release" of any "hazardous substance" at any premises owned, leased, and/or used by Autocarbon LTD. For purposes of this Agreement the terms "release" and "hazardous substance" shall have the same meaning as those terms are given in the Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 U.S.C. 9601, et. seq. ("CERCLA"), except that for purposes of this Agreement, "petroleum" (including crude oil or any fraction thereo shall be deemed a "hazardous substance." Autocarbon LTD has never sent hazardous substances from any such premises to a site (a) which pursuant to CERCLA or any similar state law has been placed, or is proposed to be placed, on the "National Priorities List" of hazardous waste sites, or (b) which is subject to a claim, an administrative order or other request to take "removal" or "remedial" action (as defined under CERCLA) or to pay for any costs relating to such site. To the best of Autocarbon LTD's knowledge, no asbestos is contained in the buildings, fixtures or appurtenances at any premises owned, leased or used by Autocarbon LTD.

4.17 Employees.

         (a) Attached hereto as EXHIBIT 4.17 is a list of the hourly and salaried employees of Autocarbon LTD (the "List of Employees"). Except as described on EXHIBIT 4.17; there are no employment, severance or termination agreements or similar arrangements with any of Autocarbon LTD's management or other employees which would subject either AutoC or Autocarbon LTD to any payment or other obligation as a result of the consummation of the transactions contemplated by this Agreement. The List of Employees shows (i) each employee's gross compensation from Autocarbon LTD for the year ended December 31, 2001, and each such employee's gross annual salary or hourly rate, as applicable, as of the date hereof. Except in the ordinary course of business, since December 31, 2001, Autocarbon LTD has not increased the salary or other compensation of any of its employees. .

         (b) Since the date of its incorporation (and dates of incorporation of each of its Subsidiaries), Autocarbon LTD has not maintained, sponsored or contributed to any employee pension benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"). Autocarbon LTD; has no employee welfare benefit plan (within the meaning of Section 3( 1 ) of ERISA), stock option, stock purchase, incentive, severance, bonus, deferred compensation, or similar benefit plans and amendments, in which any employee of Autocarbon LTD participates.

         (c) Except as asset forth on EXHIBIT 4.17, Autocarbon LTD has complied with the Immigration Reform and Control Act of 1986, as amended, with respect to its employees including, but not limited to, Immigration and Naturalization Service Form I-9 requirements.

4.18 Labor Matters. Autocarbon LTD is not a party to any collective bargaining agreement affecting its business, nor are there any pending efforts by any union to organize employees utilized in its business. Within the past five years there have been no work stoppages or strikes or any significant labor troubles affecting Autocarbon LTD. There are not pending complaints before the National Labor Relations Board, nor, to the best of Autocarbon LTD's knowledge has Autocarbon LTD engaged in any activity relating to its business which would constitute an unfair labor practice. There are no pending OSHA investigations involving the business of Autocarbon LTD, nor, to the best of Autocarbon LTD's knowledge, will any condition exist on the Closing Date which condition would constitute a violation of any applicable state or federal safety_ laws or regulations.

4.19 Shareholders List. The list of Autocarbon LTD's shareholders annexed hereto as EXHIBIT 4.L9 is a true, correct and complete list of the shareholders of Autocarbon LTD as of the date hereof and, to the-best of Autocarbon LTD's knowledge, no person, not identified on EXHIBIT 4.19 has any beneficial interest in any of the Autocarbon LTD Shares.

4.20 Capital Shares. Autocarbon LTD is authorized to issue only one class of capital stock, i.e: Common Stock, 1.00 UK pound par value, of which there are 10,000,000 shares authorized and 944,716 shares to be issued and outstanding (the "Autocarbon LTD Shares") as of the Closing Date. All of the Autocarbon LTD Shares have been duly authorized and, on the Closing Date will be, validly issued, fully paid and non-assessable, and offered and sold in accordance with applicable corporate and securities laws or applicable exemptions thereunder, and there are and will be no preemptive rights in respect thereof. Except as described on EXHIBIT 4.20, there are no outstanding options, warrants, rights, calls, puts, commitments, plans or other, agreements of any character providing for the purchase or issuance of any authorized but unissued shares of the capital stock of Autocarbon LTD or any of its Subsidiaries.

4.21 Officers and Directors. EXHIBIT 4.21 hereto sets forth a true and complete list, as of the date of this Agreement, showing the names of all of the directors and officers of Autocarbon LTD and each of its Subsidiaries.

4.22 Bank Accounts. EXHIBIT 4.22 hereto sets forth a true and complete list as of the date hereof, certified by the Secretary of Autocarbon LTD, showing the name of each bank in which Autocarbon LTD has an account or safety deposit box, and the names of all persons authorized to draw thereon, or to have access thereto.

4.23 Charter. EXHIBIT 4.23 hereto contains true and complete copies of the Certificate of Incorporation of Autocarbon LTD and all amendments thereto, and its By-Laws and all amendments thereto. True and correct copies of all of its minute and stock record books have been delivered to Autocarbon.

4.24 Insurance. EXHIBIT 4.24 hereto sets forth a complete and correct list and summary description of all policies of fire, liability and other forms of insurance held by Autocarbon LTD: Such policies are in amounts deemed by Autocarbon LTD to be sufficient, and valid policies, in such amounts; will be outstanding and duly in force on the Closing Date.

4.25 Guarantees. Neither Autocarbon LTD nor any of its Subsidiaries is liable for and/or has guaranteed the obligations of any person or entity other than the obligations of a Subsidiary, which obligation is disclosed in the latest Autocarbon LTD Financial Statements included in EXHIBIT 4.8 hereto, nor is Autocarbon LTD or any such Subsidiary a party to any agreement to do so.

4.26 Accuracy; Survival. The representations, warranties and statements of Autocarbon LTD contained in this Agreement or any Exhibit hereto, or in any Certificate delivered by Autocarbon LTD pursuant to this Agreement, are true and correct in all material respects and do not omit to state a material fact necessary in order to make the representations, warranties or statements contained herein or therein not misleading. All such representations, warranties and statements shall survive the Closing (and none shall merge into any instrument of conveyance), regardless of any investigation or lack of investigation by either of the parries to this Agreement.


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5.       COVENANTS BY AUTOCARBON LTD

5.1 Nature of Covenants. Since the date of the latest Autocarbon LTD Financial Statements, included in EXHIBIT 4.8 hereto, Autocarbon LTD has not, and prior to the Closing Date, will not have:

       (a) incurred any material adverse change in its liabilities; capitalization and/or condition (financial or otherwise), other than changes in the ordinary course of business, none of which will have been materially adverse;

       (b) experienced any event or condition, or threat thereof, which does; or reasonably. might, materially adversely affect its condition (financial or otherwise);

       (c) made any loan or advance to any person;

       (d) declared or paid any dividends on its capital stock or redeemed, purchased or otherwise acquired any shares of its capital stock (including without limitation; by the payment or obligation to pay dissenter's or appraisal right);

       (e) subjected any of its assets to any mortgage, deed of trust, lien, pledge, conditional sales contract, lease, encumbrance or charge, sold, leased, or otherwise transferred any of its assets;

       (g) entered into any agreement other than those described or referred to in this Agreement or any Exhibit hereto, other than in the ordinary course of business;

       (h) incurred any obligation or liability for borrowed money, or incurred any other obligations or liability, other than those incurred to AutoC and those incurred in the ordinary course of business;

       (i) issued or sold any of its equity or debt securities;

       (j) except as set forth on EXHIBIT 5.1 (J), increased the salary, fringe benefits or other compensation of, or paid any bonus or similar compensation to, any of their employees, officers or directors of Autocarbon LTD; or

       (k) agreed to do any of the things described in the preceding clauses (a) through (j).

5.2 Access to Information. Commencing on the date hereof and continuing to the Closing Date, Autocarbon LTD, upon reasonable notice, shall give to AutoC and its officers, employees, attorneys, consultants, accountants and other representatives, access during normal business hours, to the, employees of Autocarbon LTD, its business locations, and all books, contracts, documents and records relating to the business and the assets of Autocarbon LTD, and shall furnish to AutoC such information as AutoC may at any time and from time to time reasonably request with respect to Autocarbon LTD, its business and assets.

6. REPRESENTATIONS AND WARRANTIES OF AUTOC. AutoC hereby represents and warrants to Autocarbon LTD as follows:

6.1 Status. AutoC is, and at the Closing will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona, and qualified to transact business in each jurisdiction in which it is required to be qualified to do business in order to conduct its business operations. AutoC is the record and beneficial owner of 100% of the issued and outstanding capital shares of each of the Subsidiaries and owns such shares free and clear of all liens, claims, pledges, restrictions, obligations, security interests and encumbrances of any kind. Unless the context otherwise requires, AutoC and its Subsidiaries are herein collectively referred to as "AutoC". On the Closing Date, AutoC will have no subsidiaries other than those identified on EXHIBIT 6.1 hereto.

6.2 Authority. AutoC has, and at the Closing will have, all necessary corporate power and authority to enter into this Agreement and to perform the obligations to be performed by it hereunder. This Agreement is, and at the Closing will be, valid and legally binding upon AutoC, enforceable in accordance with its terms, except only as may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not, and at the Closing will not, violate any law, or any rule or regulation of any administrative agency or any governmental body, or any order, writ, injunction or decree of any court, administrative agency or governmental body applicable to AutoC, or the Certificate of Incorporation or By-Laws of AutoC, as amended, or any indenture, loan agreement, contract or other instrument to which AutoC is a party or by which AutoC or any of its assets is bound.

6.3 Third Party Consents. No consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery of this Agreement or the consummation by AutoC of any of the transactions contemplated hereby.

6.4 Title to Assets. AutoC has, and at the Closing will have, good and marketable title to all of its assets, and except as set forth on EXHIBIT 6.4 hereto, at the Closing such assets will be free and clear of all liens, charges, security interests or other encumbrances except liens for current taxes not yet due.

6.5 Trade Names. AutoC has no knowledge of facts which would adversely affect the validity enforceability and scope of any of the trade names used in conjunction with its business, each of which trade names is identified on
EXHIBIT 6.5 hereto (collectively, the "Trade Names"). None of the Trade Names, as presently used by AutoC, infringes upon or otherwise violates any rights of any third party. AutoC has not granted any licenses of the Trade Names. None of the Trade Names have been registered with the United States Patent and Trademark Office.

6.6 Condition of Assets. AutoC's assets have been maintained for their respective intended purposes in the ordinary course of business and are in good condition and repair except for ordinary wear and tear; and the facilities leased in connection with AutoC's business operations have been maintained in the ordinary course and no material expenditures are presently required for the repair and maintenance thereof.

6.7 Change in Assets. Since the date of the most recent of the AutoC Financial Statements (as hereinafter defined) included in EXHIBIT 6.8 hereto, AutoC has not disposed of any material portion of its assets, except in the usual and ordinary course of business as conducted prior to such date.

6.8 Financial Statements. EXHIBIT 6.8 contains the audited consolidated financial statements of AutoC for the last two fiscal years (collectively; the "AutoC Financial Statements"). The AutoC Financial Statements include the assets, liabilities and results of operations of AutoC for the periods indicated; are consistent with the books and records of AutoC; were prepared in accordance with generally accepted accounting principles, prepared on a consistent basis throughout the periods indicated; and present fairly the consolidated financial position of AutoC as of the dates thereof and the results of operations for the periods indicated.

6.9 Collectibility of Accounts. The accounts, notes and other receivables which are reflected on the AutoC Financial Statements were acquired in the ordinary and regular course of business of AutoC and are collectible in the ordinary course of business subject to the allowance for doubtful accounts on such financial statements.

6.10 Books and Records. Except with respect to taxes not yet assessed, the underlying books and records of AutoC reflect all of the debts, liabilities and obligations of any nature (whether absolute, accrued or otherwise, and whether due or to become due) of AutoC at the dates thereof. AutoC has not given any guarantees of the obligations of any other person or entity except as specifically reflected in the AutoC Financial Statements included in EXHIBIT 6.8 hereto.

6.11 Undisclosed Liabilities. As of the date of the latest AutoC Financial Statements included in EXHIBIT 6.8 hereto, AutoC had no liabilities of any nature, whether accrued, absolute, contingent, or otherwise; including without limitation, tax liabilities due or to become due, and whether incurred in respect of or measured by the income of AutoC for any period prior to such date, or arising out of transactions entered into, or any state of facts existing, prior thereto, except as reflected in the AutoC Financial Statements included in
EXHIBIT 6.8 hereto. AutoC does not know or have reasonable grounds to know of any basis for the assertion against AutoC of any liability of any nature or in any amount not fully reflected or reserved against, except to the extent reflected in the AutoC Financial Statements.

6.12 Litigation. Except as set forth on EXHIBIT 6.12, there is no litigation, action, suit or other proceeding pending or, to the best of AutoC 's knowledge, any material litigation, action, suit or other proceeding threatened against AutoC relating to the business or the assets of AutoC, or which could adversely affect the transactions contemplated by this Agreement.

6.13 Taxes. AutoC and each of the Subsidiaries has duly filed all tax reports and returns (federal, state and local income, corporate, franchise and other) required by it to be filed. These returns and reports are true and correct in all material respects and all taxes due pursuant thereto have been paid. Copies of all such tax returns have been provided to AutoC. The provision for taxes shown in the AutoC Financial Statements is adequate for taxes due or accrued as of the dates thereof. AutoC has not received notice of any tax deficiency outstanding, proposed or assessed against it, nor has it executed any waiver of any statute of limitations on the assessment or collection of any tax. There are no tax liens upon, pending against, or to the best knowledge of AutoC, threatened against any of the assets of AutoC. AutoC is current in its payment obligations for workers compensation and disability insurance, withholding and payroll taxes and other required payments in respect of its employees.

6.14 Compliance with Laws. The business of AutoC is, and at the Closing will be, in compliance in all material respects with all laws, federal, state or local, and all provisions of all rules, and regulations of any federal agency, authority, board, commission, or the like, or any state or local government, or any authority, agency, board, commission, or the like having jurisdiction over such business; including those relating to environmental laws and regulations. AutoC possesses all material licenses, permits and governmental approvals and authorizations which are required to own its assets and conduct its business as heretofore conducted.

6.15 Material Agreements. Attached hereto as EXHIBIT 6.15 is a schedule of all written and oral contracts, leases and other agreements which are material to the business conducted by AutoC. Copies of all such written contracts; leases and agreements have been. provided to AutoC. Except as indicated on EXHIBIT 6.15, all such material contracts, leases and agreements permit the transactions contemplated by this Agreement without the consent of any other party, or, if such consent is required, the consent has been obtained or will be obtained prior to Closing. Except as set forth on EXHIBIT 6.15, all such material contracts, leases and agreements are in full force and binding upon the parties thereto, and no party thereto is in material default of any such agreements.

6.16 Environmental Matters. To the best of AutoC's knowledge, there has not been, and is not occurring, any "release" of any "hazardous substance" at any premises owned, leased, and/or used by AutoC. For purposes of this Agreement the terms "release" and "hazardous substance" shall have the same meaning as those terms are given in the Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 U.S.C. 9601, et. seq. ("CERCLA"), except that for purposes of this Agreement, "petroleum" (including crude oil or any fraction thereo shall be deemed a "hazardous substance." AutoC has never sent hazardous substances from any such premises to a site (a) which pursuant to CERCLA or any similar state law has been placed, or is proposed to be placed, on the "National Priorities List" of hazardous waste sites, or (b) which is subject to a claim, an administrative order or other request to take "removal" or "remedial" action (as defined under CERCLA) or to pay for any costs relating to such site. To the best of AutoC's knowledge, no asbestos is contained in the buildings, fixtures or appurtenances at any premises owned, leased or used by AutoC.

6.17 Employees.

         (a) Attached hereto as EXHIBIT 6.17 is a list of the hourly and salaried employees of AutoC (the "List of Employees"). Except as described on
EXHIBIT 6.17; there are no employment, severance or termination agreements or similar arrangements with any of AutoC's management or other employees which would subject either AutoC or Autocarbon LTD to any payment or other obligation as a result of the consummation of the transactions contemplated by this Agreement. The List of Employees shows (i) each employee's gross compensation from AutoC for the year ended December 31, 2001, and each such employee's gross annual salary or hourly rate, as applicable, as of the date hereof. Except in the ordinary course of business, since December 31, 2001, AutoC has not increased the salary or other compensation of any of its employees. .

         (b) Since the date of its incorporation (and dates of incorporation of each of its Subsidiaries), AutoC has not maintained, sponsored or contributed to any employee pension benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"). AutoC has no employee welfare benefit plan (within the meaning of Section 3(1) of ERISA), stock option, stock purchase, incentive, severance, bonus, deferred compensation, or similar benefit plans and amendments, in which any employee of AutoC participates.

         (c) Except as asset forth on EXHIBIT 6.17, AutoC has complied with the Immigration Reform and Control Act of 1986, as amended, with respect to its employees including, but not limited to, Immigration and Naturalization Service Form I-9 requirements.

6.18 Labor Matters. AutoC is not a party to any collective bargaining agreement affecting its business, nor are there any pending efforts by any union to organize employees utilized in its business. Within the past five years there have been no work stoppages or strikes or any significant labor troubles affecting AutoC. There are not pending complaints before the National Labor Relations Board, nor, to the best of AutoC 's knowledge has AutoC engaged in any activity relating to its business, which would constitute an unfair labor practice. There are no pending OSHA investigations involving the business of AutoC, nor, to the best of AutoC 's knowledge, will any condition exist on the Closing Date which condition would constitute a violation of any applicable state or federal safety laws or regulations.

6.19 Capital Stock. AutoC is authorized to issue only one class of capital stock, i.e.: Common Stock, $.0001 par value, of which there are 100, 000,000 shares authorized and 9,679,754 shares to be issued and outstanding (the "AutoC Shares") as of the Closing Date. All of the AutoC Shares have been duly authorized and, on the Closing Date will be, validly issued, fully paid and non-assessable, and offered and sold in accordance with applicable federal and state securities laws or applicable exemptions thereunder, and there are and will be no preemptive rights in respect thereof. Except as described on EXHIBIT 6.19, there are no outstanding options, warrants, rights, calls, puts, commitments, plans or other, agreements of any character providing for the purchase or issuance of any authorized but unissued shares of the capital stock of AutoC or any of its Subsidiaries.

6.20 Officers and Directors. EXHIBIT 6.20 hereto sets forth a true and complete list, as of the date of this Agreement, showing the names of all of the directors and officers of AutoC and each of its Subsidiaries.

6.21 Bank Accounts. EXHIBIT 6.21 hereto sets forth a true and complete list as of the date hereof, certified by the Treasurer of AutoC, showing the name of each bank in which AutoC has an account or safety deposit box, and the names of all persons authorized to draw thereon, or to have access thereto.

6.22 Charter. EXHIBIT 6.22 hereto contains true and complete copies of the Certificate of Incorporation of AutoC and all amendments thereto, and its By-Laws and all amendments thereto. True and correct copies of all of its minute and stock record books have been delivered to AutoC.

6.23 Insurance. EXHIBIT 6.23 hereto sets forth a complete and correct list and summary description of all policies of fire, liability and other forms of insurance held by AutoC. Such policies are in amounts deemed by AutoC to be sufficient, and valid policies, in such amounts will be outstanding and duly in force on the Closing Date.

6.24 Guarantees. Neither AutoC nor any of its Subsidiaries is liable for and/or has guaranteed the obligations of any person or entity other than the obligations of a Subsidiary, which obligation is disclosed in the latest AutoC Financial Statements included in EXHIBIT 6.8 hereto, nor is AutoC or any such Subsidiary a party to any agreement to do so.

6.25 Accuracy; Survival. The representations, warranties and statements of AutoC contained in this Agreement or any Exhibit hereto, or in any Certificate delivered by AutoC pursuant to this Agreement, are true and correct in all material respects and do not omit to state a material fact necessary in order to make the representations, warranties or statements contained herein or therein not misleading. All such representations, warranties and statements shall survive the Closing (and none shall merge into any instrument of conveyance), regardless of any investigation or lack of investigation by either of the parries to this Agreement.

7.       COVENANT BY AUTOC

7.1 Nature of Covenants. Since the date of the latest AutoC's Financial Statements included in EXHIBIT 6.8 hereto, AutoC has not, and prior to the Closing Date, will not have:.

         (a) incurred any material adverse change in its liabilities, capitalization and/or condition (financial or otherwise), other than changes in the ordinary course of business, none of which will have been materially adverse;

         (b) experienced any event or condition, or threat thereof, which does, or reasonably might, materially adversely affect its condition (financially or otherwise);

         (c) made any loan or advance to any person other than in the ordinary course of business;

         (d) declared or paid any dividends on its capital stock or redeemed, purchased or otherwise acquired any shares of its capital stock;

         (e) subjected any of its assets to any mortgage, deed of trust, lien, pledge, conditional sales contract, lease, encumbrance or charge;

         (f) sold, leased, or otherwise transferred any of its assets;

         (g) entered into any agreement other than those described or referred to in this Agreement or any Exhibit hereto, other than in the ordinary course of business;

             (h) incurred any obligation or liability for borrowed money, or incurred any other obligations or liability, other than those incurred in the ordinary course of business;

         (i) issued or sold any of its equity or debt securities, except securities reserved for issuance as of the date hereof;

         (j) increased the salary, fringe benefits or other compensation of, or paid any bonus or similar compensation to, any of their employees, officers or directors of AutoC; or

         (k) agreed to do any of the things described in the preceding clauses
(a) through (j).

7.2 Access to Information. Commencing on the date hereof and continuing to the Closing Date, AutoC upon reasonable notice, shall give to Autocarbon LTD and its officers, employees, attorneys, consultants, accountants and other representatives, access during normal business hours, to the employees of AutoC, its business locations, and all books, contracts, documents and records relating to the business and the assets of AutoC, and shall furnish to Autocarbon LTD such information as Autocarbon LTD may at any time and from time to time reasonably request with respect to AutoC, its business and assets.

8.       CONDITIONS PRECEDENT

8.1 Conditions Precedent to AutoC's Obligations. The obligations of AutoC under this Agreement, including without limitation, AutoC's obligation to consummate the transactions contemplated hereby, are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

         (a) Representations and Warranties. The representations and warranties of Autocarbon LTD set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, and AutoC shall have received a Certificate signed by an officer of Autocarbon LTD to such effect.

         (b) Performance of Obligations of Autocarbon LTD. Autocarbon LTD shall have performed all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and AutoC shall have received a Certificate signed by an officer of Autocarbon LTD to such effect.

         (c) No Adverse Change. The assets of Autocarbon LTD shall not have been adversely affected in any material way, including, without limitation, as a result of any fire, accident or other casualty or act of God or the public enemy, whether insured against or not.

         (d) Instruments. All actions, proceedings, instruments or other legal matters required to carry out this Agreement shall have been delivered to AutoC.

         (e) Litigation. No preliminary or permanent injunction or other order by any federal or state court in the United States which prevents the consummation of the transactions contemplated by this Agreement shall be in effect nor shall any person have brought suit to seek such an injunction or order to prevent the consummation of the transactions contemplated by this Agreement.

         (f) Closing Documents. AutoC shall have received all documents to be delivered pursuant to Section 3.2 hereof.

         (g) Consents. All consents and approvals that AutoC reasonably deems necessary to have obtained prior to the Closing Date in order to consummate the transactions contemplated by this Agreement shall have been obtained, including authorization of this Agreement by a majority of the outstanding Autocarbon LTD Common Stock.

         (h) Resignations. Each current officer and/or director of Autocarbon LTD and each of its Subsidiaries shall have resigned as such, unless authorised to remain as such by AutoC.

         (i) Outstanding Securities. Except as otherwise set forth in this Agreement or on Exhibit hereto, there shall be no outstanding options, warrants or other securities of Autocarbon LTD convertible into any securities of Autocarbon LTD; and Autocarbon LTD shall have no outstanding securities other than the Autocarbon LTD Shares.

         (j) Subscription and Investment Letters. AutoC shall have received letters in the form of EXHIBIT 8.1 (J) hereto, duly executed by each record and beneficial owner of the Autocarbon LTD Shares, or in lieu thereof, AutoC shall have received such information as deemed necessary by AutoC in order to enable AutoC to comply with its obligations under Federal and state securities laws with respect to the Exchange and the transactions contemplated hereby.

         (k) Dissenting Shareholders. The holders of five percent (5%) or more of the outstanding AutoC Shares shall not have exercised their dissenter's rights of appraisal under the Arizona Business Corporation Act.

8.2 Conditions Precedent to Autocarbon LTD's Obligations. The obligations of Autocarbon LTD under this Agreement, including without limitation, Autocarbon LTD's obligation to consummate the transactions contemplated hereby, are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

         (a) Representations and Warranties. The representations and warranties of AutoC set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, and Autocarbon LTD shall have received a Certificate signed by an officer of AutoC to such effect.

         (b) Performance of Obligations of AutoC. AutoC shall have performed all obligations required to be performed by it under this Agreement at or prior to the Closing Date and Autocarbon LTD shall have received a Certificate signed by an officer of AutoC to such effect.

         (c) No Adverse Change. The assets of AutoC shall not have been adversely affected in any material way, including, without limitation, as a result of any fire, accident or other casualty or act of God or the public enemy, whether insured against or not;

         (d) Instruments. All actions, proceedings, instruments or other legal matters required to carry out this Agreement shall have been delivered to Autocarbon LTD

         (e) Litigation. No preliminary or permanent injunction or other order by any federal or state court in the United States which prevents the consummation of the transactions contemplated by this Agreement shall be in effect nor shall any person have brought suit to seek such an injunction or order to prevent the consummation of the transactions contemplated by this Agreement.

         (f) Closing Documents. Autocarbon LTD shall have received all documents to be delivered pursuant to Section 3.3 hereof.

         (g) Consents. All consents and approvals that Autocarbon LTD reasonably deems necessary to have obtained prior to the Closing Date in, order to consummate the transactions contemplated by this Stock Exchange Agreement shall have been obtained, including authorization of this Agreement by a majority of the Autocarbon LTD Shares.

         (h) Dissenting Shareholders. The holders of five percent (5%) or more of the outstanding Autocarbon LTD Shares shall not have exercised their dissenter's rights of appraisal under the laws of England & Wales.

9.       INDEMNIFICATION

9.1 "Losses" Defined. As used in this Agreement, "Losses" shall mean all damages, losses, liabilities, costs and expenses of a party seeking indemnification pursuant to this Agreement (including, without limitation, reasonable attorneys' fees and disbursements charged to or paid by the party seeking indemnification) but excluding any punitive damages awarded against such party seeking indemnification as a result of its own acts or omissions.

9.2 Indemnification by Autocarbon LTD. Autocarbon LTD hereby agrees to indemnify and hold harmless AutoC its directors, officers, employees, agents, successors and assigns, and any person who controls AutoC and any affiliate of AutoC (within the meaning of the Securities Act of 1933), from and against any and all Losses arising our of or resulting from (i) any and all liabilities and obligations of Autocarbon LTD, other than those reflected on the latest Autocarbon LTD Financial Statements delivered pursuant to Section 4.8 hereto or otherwise disclosed to AutoC in this Agreement or an Exhibit hereto; (ii) the material breach of any representation or warranty or other agreement of

Autocarbon LTD or any Shareholder contained in this Agreement or any Exhibit hereto or in any Certificate by Autocarbon LTD or any Shareholder pursuant to this Agreement; and (iii) claims by any or all of the Shareholders of Autocarbon LTD in connection with the manner in which the transactions contemplated by this Agreement are disclosed to or approved by Autocarbon LTD's Shareholders, any agreements among the Shareholders of Autocarbon LTD, and/or any information furnished to Autocarbon LTD's Shareholders that is not provided in writing, by or on behalf of AutoC.

9.3 Indemnification by AutoC. AutoC hereby indemnifies and holds harmless Autocarbon LTD, its directors, officers, employees, agents, successors and assigns, and any person who controls Autocarbon LTD and any affiliate of Autocarbon LTD (within the meaning of the Securities Act of 1933), from and against all Losses arising out of or resulting from the material breach of any representation or warranty or other agreement of AutoC contained in this Agreement or in any Exhibit hereto or in any Certificate delivered by AutoC pursuant to this Agreement.

9.4 Claims. For the purposes of this Section 9.4 the party from whom indemnification is sought under this Agreement shall be referred to as the "Indemnitor" and the party who is seeking such indemnification shall be referred to as the "Indemnitee". Should any claim be made by a person not a party to this Agreement with respect to any matter to which the foregoing indemnification provisions relate or should any claim for indemnification otherwise come to the attention of the Indemnitee, the Indemnitee shall promptly give the Indemnitor written notice of such claim, and the Indemnitor shall thereafter defend or settle any such claim, at its sole expense, on its behalf and with counsel of its choosing; provided, however, that the, Indemnitee's written consent to any settlement or disposition shall be a requirement thereto, which consent shall not be unreasonably withheld. In such defense or settlement, the Indemnitee shall cooperate and assist the Indemnitor to the maximum extent reasonably possible and the Indemnitee may participate therein at its own expense and with counsel of its own choosing.


10.      INTENTIONALLY LEFT BLANK.

11.      GENERAL

11.1 Termination.

         (a) This Agreement may be terminated:,

                  (i) by the mutual written consent of AutoC and Autocarbon LTD;

                  (ii) by AutoC, in the event that any of the conditions precedent enumerated in Section 8.1 to be performed by Autocarbon LTD have not been satisfied by Autocarbon LTD or waived by AutoC at or prior to the Closing, or cured by Autocarbon LTD within seven days following written notice thereof;

                  (iii) by Autocarbon LTD, in the event that any of the conditions precedent enumerated in Section 8.2 to be performed by AutoC have not been satisfied by AutoC or waived by Autocarbon LTD at or prior to the Closing, or cured by AutoC within seven days following written notice thereof;

                  (iv) INTENTIONALLY LEFT BLANK;

                  (v) automatically, as provided in Section 11.4(b);

                  (vi) by AutoC, if AutoC is a Receiving Party (as defined in Article 11 hereto), as provided in Section 11.4(c);

                  (vii) by Autocarbon LTD, if Autocarbon LTD is a Receiving Party, as provided in Section 11.4(c); or

                  (viii) by either party, in the event the Closing has not occurred by February 28th, 2003. In the event of termination of this Agreement in accordance with the provisions of this Section 11.1, this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of AutoC or Autocarbon LTD, or their respective officers and directors, except as set forth in or pursuant to Article 9 and Sections 11.1 (b),11.2 and
11.3 hereof. In addition to the foregoing, in the event the transactions contemplated by this Agreement are not consummated for any reason, Autocarbon LTD shall remain obligated to repay advances heretofore made by AutoC, including those advances evidenced by the promissory notes attached hereto as EXHIBIT
11.1. AutoC acknowledges that in the event of a Closing of the transactions contemplated by this Agreement, all prior loans and advances made by AutoC to Autocarbon LTD shall be consolidated in the financial statements of AutoC and none of the Shareholders, in their capacities as such, shall have any obligation for the repayment of any such loans and/or advance's.

         (b) Notwithstanding any provision of this Agreement to the contrary, in the event this Agreement is terminated for any reason other than pursuant to Sections 11.1(a)(i), 11.1(a)(ii), 11.1(a)(iv), 11.1(a)(v) if AutoC is a
Delivering Party, or 11(a)(vi), AutoC, in addition to all rights it may otherwise have hereunder or under applicable law, shall receive capital stock of Autocarbon LTD representing 10% of the their issued and outstanding Common Stock of Autocarbon LTD on a fully diluted basis.

11.2 Brokers. AutoC and Autocarbon LTD agree to indemnify, defend and hold harmless each other from and against any liability or expense arising out of any claim asserted by any third party for brokerage or finder's fees or agent's commissions, based on an allegation that the other impliedly or expressly engaged such claimant as a finder, broker or agent, or brought such claimant into the negotiations between Autocarbon LTD and AutoC.

11.3 Fees and Expenses. Except as otherwise expressly provided in this Agreement or assumed by AutoC in writing; attorneys' fees, accounting fees and all other fees for professional services incurred by each party in effectuating the transactions contemplated by this Agreement shall be paid by the party which incurred such fees. Except as otherwise expressly provided in this Agreement, AutoC and Autocarbon LTD shall each bear its own expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement whether or not such transactions shall be consummated.

11.4 Exhibits and Schedules to be Provided.

         (a) In the event that any Exhibit or Schedule hereto is not available for delivery on the date hereof (an "Unavailable Exhibit"), then the party charged with the obligation to deliver such Unavailable Exhibit (the "Delivering Party") shall have until February 28th, 2003 to deliver such Unavailable Exhibit to the other party hereto (the "Receiving Party").

         (b) In the event that a Delivering Party fails to deliver an Unavailable Exhibit to the Receiving Party on or prior to February 28th, 2003, then this Agreement shall automatically terminate and cease to be of any further force or effect, except as set forth in Section 11.1 hereof.

         (c) In the event that a Delivering Party delivers an Unavailable Exhibit to the Receiving Party on or prior to February 28th, 2003, and the disclosure contained in such Unavailable Exhibit makes any of the representations, warranties, covenants or other provisions of this Agreement materially false or incorrect, or contains material, adverse information not previously disclosed to the Receiving Party, then the Receiving Party, at its option, may terminate this Agreement. Upon any such termination, this Agreement shall cease to be of further force or effect, except as set forth in Section
11.1 hereof. Notwithstanding the foregoing; a Receiving Party may not terminate this Agreement pursuant to this Section 11.4(c) prior to the expiration of ten
(10) days following written notice to the Delivering Party of the Receiving Party's intention to terminate this Agreement and the failure of the Delivering Party to cure the deficiency claimed by the Receiving Party to the reasonable satisfaction of the Receiving Party prior to the expiration of such ten (10) day period.

11.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all such counterparts shall constitute but one instrument.

11.6 Notices. All notices, requests and other communications which any party may give pursuant to this Agreement shall be in writing and shall be either hand delivered, sent by certified or registered mail with postage fully prepaid, or sent by facsimile transmission and confirmed by certified or registered mail, addressed as specified herein. Any such notice, request or other communication shall be effective upon receipt. All notices shall be addressed as follows:

              (a) If to AutoC, to:

                  Autocarbon, Inc.
                  136-M Tenth Street
                  Ramona, California 92063
                  Facsimile: (619) 722-6637
                  Attention: James Miller, Chief Executive Officer

                  with a copy to:

                  Sichenzia Ross Friedman Ference LLP
                  1065 Avenue of the Americas
                  New York, New York 10018
                  Facsimile: 212-930-9725
                  Attention: Richard A. Friedman, Esq.

                  (b) If to Autocarbon LTD, to:

                  Autocarbon, LTD
                  26 Nailsworth Mills, Nailsworth, Gloucester, GL6 0BS Facsimile:__+44 1453 835701
                  Attention: James Miller


provided; however, that if either party shall have designated (in the manner provided above) a different address by notice to the other, then notice shall be directed to the last address so designated.

11.7 Assignment. This Agreement shall not be assigned by either party without the express written consent of the other, and if such assignment is consented to and made it shall be binding upon, and inure to the benefit of, such assignee; provided, however, that this Agreement may be assigned by AutoC to any wholly owned subsidiary of AutoC without Autocarbon LTD's consent.

11.8 Exhibits; Complete Agreement.

         (a) All Exhibits referred to in and attached to this Agreement are intended to be and are specifically made a part of this Agreement.

         (b) This Agreement sets forth the entire understanding of the parties and supersedes all prior agreements, covenants, arrangements, communications, representations or warranties, whether oral or written by any officer, employee or representative of either party.

11.9 Interpretation, Severability and Construction. The headings of the Articles and Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof. In the event that any provision of this Agreement shall finally be determined to be unlawful by a court or regulatory authority having competent jurisdiction, such provision shall be deemed to be severed from this Agreement but every other provision of this Agreement shall remain in full force and affect. This Agreement shall be construed in accordance, with, and governed by, the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

11.10 Third Parties; Amendment. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person, firm or corporation, other than the parties and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement. Only an instrument in writing duly executed by the parties may amend this Agreement.

11.11 Public Announcement. Prior to Closing, neither AutoC nor Autocarbon LTD shall, make a public announcement of this Agreement, its contents or the consummation of the transactions contemplated herein without the written consent of the other, which consent shall not be unreasonably withheld, except to the extent required by law (including pursuant to the requirements of the 1933 Act and the 1934 Act) and in such case will give the other party as much notice and as much opportunity to comment as time may reasonably allow.

11.12 Post-Closing Information. After the Closing, each party shall provide to the, other, upon request and without charge, such information as either requires
(a) to prepare its financial statements, (b) to prepare its tax returns, (c) to perform any other acts reasonably related to consummation of the transactions contemplated by this Agreement, and (d) for litigation or other legitimate purposes.

11.13 Arbitration. Any dispute or controversy arising out of or relating to this Agreement or any actual or alleged breach of this Agreement shall be settled by arbitration to be held in the City of New York in accordance with the rules then in effect of the American Arbitration Association or any successor thereto. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive, and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction, and the parties irrevocably consent to the jurisdiction of the New York State courts for this purpose. Each party shall pay one-half of the costs and expenses of such arbitration, and each shall separately pay its own attorneys' fees and expenses.



         IN WITNESS WHEREOF, the parties have executed this Agreement as of the first date set forth above.


         AUTOCARBON, INC.


         By: /s/ James Miller
             --------------------------
         Name: James Miller
         Title: Chief Executive Officer
                                                             Witness
         By: /s/ Terry Hunt                          By:
             --------------------------                  -----------------------
         Name: Terry Hunt                            Name:
         Title:   Director                           Address:

         AUTOCARBON, LTD

         By:
             --------------------------
         Name:
         Title: Director


         AUTOCARBON, LTD
                                                              Witness
         By:                                         By:
             --------------------------                   ----------------------
         Name: Emma Sims                             Name:
         Title: Company Secretary                    Address:


         /s/ James Millichap-Merrick                 /s/ Gavin Hartland
         --------------------------                  ---------------------------
         James Millichap-Merrick                     Gavin Hartland


                                                     OSTS, S.A.

         /s/ Denis Potter
         --------------------------                  ---------------------------
         Denis Potter                                Name:
                                                     Title:

                                                     Rennel Trading


         /s/ James Miller
         --------------------------                  ---------------------------
         James Miller                                Name:
                                                     Title:


         Presco, Inc.

         ------------------------------
         Name:
         Title:

         /s/ Ron Murphy                              /s/ Sebastian Reidl
         --------------------------                  ---------------------------
         Ron Murphy                                  Sebastian Reidl


         /s/ Seth Scally                             /s/ Kim Tate
         --------------------------                  ---------------------------
         Seth Scally                                 Kim Tate


         /s/ Terry Hunt                              /s/ Teo Montoya
         --------------------------                  ---------------------------
         Terry Hunt                                  Teo Montoya


         /s/ Peter Moseley                           /s/ Sir Jack Brabham
         --------------------------                  ---------------------------
         Peter Moseley                               Sir Jack Brabham


                                                     M2 Education Fund


         /s/ Robert Miller                           /s/ James Miler
         --------------------------                  ---------------------------
         Robert Miller                               Name: James Miler
                                                     Title: Trustee


         3LP Assets                               Advanced Resource Technologies



         --------------------------                  ---------------------------
         Name:                                       Name:
         Title:                                      Title: